CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2020 OPERATING RESULTS

Houston, Texas (October 29, 2020) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2020. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2020 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2020	2019	2020	2019
EPS	$0.35	$0.44	$0.95	$1.26
FFO	$1.25	$1.29	$3.69	$3.79
AFFO	$1.03	$1.09	$3.14	$3.28

The Company incurred approximately $0.4 million and $14.8 million of COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results*	3Q20 vs. 3Q19	3Q20 vs. 2Q20	2020 vs. 2019
Revenues	0.8%	2.2%	1.5%
Expenses	4.7%	4.9%	2.4%
Net Operating Income ("NOI")	(1.3)%	0.6%	1.0%
*Same property results exclude any COVID-19 Related Impact.

Same Property Results	3Q20	3Q19	2Q20
Occupancy	95.6%	96.3%	95.2%

For 2020, the Company defines same property communities as communities owned and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

October Collections

Same Property Scheduled Rents*	October 2020	October 2019	3Q20	3Q19
Collected	98.1%	98.2%	99.4%	98.3%
Deferred/Payment Plan Arranged	—%	—%	—%	—%
Delinquent	1.9%	1.8%	0.6%	1.7%
*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectable are recorded against property revenues.

Retail revenues are not included above and comprise approximately 0.6% of total property revenues. The Company collected 58% and 54% of its retail billings for the third quarter of 2020 and October 29, 2020, respectively.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	October 2020*	October 2019	3Q20(2)	3Q19(2)
New Lease Rates	(3.1)%	(0.4)%	(3.0)%	2.5%
Renewal Rates	3.0%	5.0%	1.7%	5.1%
Blended Rates	(0.8)%	1.8%	(0.9)%	3.7%

New Leases	1,248	1,415	1,760	1,686
Renewals	838	995	1,467	1,418
Total Leases	2,086	2,410	3,227	3,104

New Lease and Renewal Data - Date Effective (3) (4)	October 2020*	October 2019	3Q20(4)	3Q19(4)
New Lease Rates	(3.5)%	0.4%	(2.4)%	3.4%
Renewal Rates	2.1%	4.7%	0.6%	5.4%
Blended Rates	(1.0)%	2.5%	(0.9)%	4.4%

New Leases	1,698	1,487	1,943	2,003
Renewals	1,338	1,379	2,087	2,106
Total Leases	3,036	2,866	4,030	4,109
*Data as of October 27, 2020
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	October 2020*	October 2019	3Q20	3Q19
Occupancy	95.4%	96.1%	95.6%	96.3%
Annualized Gross Turnover	50%	48%	60%	62%
Annualized Net Turnover	39%	39%	49%	52%
*Data as of October 27, 2020

Development Activity
During the quarter, construction was completed at Camden Downtown I in Houston, TX, lease-up was completed at Camden North End I in Phoenix, AZ and leasing began at Camden RiNo in Denver, CO. The Company also commenced construction at three communities: Camden Atlantic in Plantation, FL, Camden Tempe II in Tempe, AZ and Camden NoDa in Charlotte, NC. Subsequent to quarter-end, leasing began at Camden North End II in Phoenix, AZ.

Development Community - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/27/2020
Camden Downtown I	Houston, TX	271	$131.2	39%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/27/2020
Camden RiNo	Denver, CO	233	$79.0	40%
Camden North End II	Phoenix, AZ	343	90.0	1%
Camden Lake Eola	Orlando, FL	360	125.0
Camden Buckhead	Atlanta, GA	366	160.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0	33%
Total		2,721	$907.0

Liquidity Analysis
As of September 30, 2020, Camden had approximately $1.5 billion of liquidity comprised of approximately $590 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and at quarter-end had $384 million left to fund under its existing wholly-owned development pipeline. As of September 30, 2020, Camden had outstanding letters of credit totaling approximately $10 million, which reduced the availability under its unsecured credit facility to $890 million.

In October 2020, the Company entered into a $40 million two-year unsecured floating rate term loan with an unrelated third party and used the net proceeds, together with cash on hand, to repay its $100 million unsecured term loan which was scheduled to mature in 2022.

Earnings Guidance
Camden updated its earnings guidance for 2020 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2020 as detailed below.

Per Diluted Share	4Q20 Range	2020 Range
EPS	$0.30 - $0.36	$1.25 - $1.31
FFO	$1.21 - $1.27	$4.90 - $4.96

Same Property Growth		2020 Range
Revenues		0.75% - 1.25%
Expenses		3.20% - 3.60%
NOI		(0.75)% - 0.15%

Conference Call
Friday, October 30, 2020 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6005789
Webcast: https://services.choruscall.com/links/cpt201030.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 165 properties containing 56,383 apartment homes across the United States. Upon completion of 9 properties currently under development, the Company’s portfolio will increase to 59,104 apartment homes in 174 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 13 consecutive years, most recently ranking #18. The Company also received a Glassdoor Employees' Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
OPERATING DATA

Property revenues (a)	$265,721	$260,672	$782,283	$765,000

Property expenses
Property operating and maintenance	65,191	62,277	189,788	177,372
Real estate taxes	35,861	31,596	105,081	98,566
Total property expenses	101,052	93,873	294,869	275,938

Non-property income
Fee and asset management	2,542	2,139	7,449	5,849
Interest and other income	1,948	1,485	2,602	2,114
Income on deferred compensation plans	5,071	780	1,646	14,992
Total non-property income	9,561	4,404	11,697	22,955

Other expenses
Property management	5,894	6,154	18,360	18,904
Fee and asset management	1,018	1,316	2,681	4,022
General and administrative	12,726	13,458	40,350	40,027
Interest	24,265	20,719	67,454	60,538
Depreciation and amortization	90,575	85,814	275,237	250,734
Expense on deferred compensation plans	5,071	780	1,646	14,992
Total other expenses	139,549	128,241	405,728	389,217

Gain on sale of land	—	—	382	—
Equity in income of joint ventures	2,154	2,133	5,909	5,954
Income from continuing operations before income taxes	36,835	45,095	99,674	128,754
Income tax expense	(615)	(313)	(1,476)	(709)
Net income	36,220	44,782	98,198	128,045
Less income allocated to non-controlling interests	(1,263)	(1,185)	(3,480)	(3,436)
Net income attributable to common shareholders (b)	$34,957	$43,597	$94,718	$124,609

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$36,220	$44,782	$98,198	$128,045
Other comprehensive income
Unrealized (loss) on cash flow hedging activities	—	—	—	(12,998)
Reclassification of net loss (gain) on cash flow hedging activities, prior service cost and net loss on post retirement obligation	366	357	1,098	(369)
Comprehensive income	36,586	45,139	99,296	114,678
Less income allocated to non-controlling interests	(1,263)	(1,185)	(3,480)	(3,436)
Comprehensive income attributable to common shareholders	$35,323	$43,954	$95,816	$111,242

PER SHARE DATA

Total earnings per common share - basic	$0.35	$0.44	$0.95	$1.27
Total earnings per common share - diluted	0.35	0.44	0.95	1.26

Weighted average number of common shares outstanding:
Basic	99,419	98,959	99,372	98,259
Diluted	99,455	99,066	99,414	98,375
(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2020, we recognized $265.7 million of property revenue which consisted of approximately $234.3 million of rental revenue and approximately $31.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $260.7 million recognized for the three months ended September 30, 2019, made up of approximately $230.7 million of rental revenue and approximately $30.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2020, we recognized $782.3 million of property revenue which consisted of approximately $692.2 million of rental revenue and approximately $90.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $765.0 million recognized for the nine months ended September 30, 2019, made up of approximately $677.0 million of rental revenue and approximately $88.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.4 million and $6.6 million for the three months ended September 30, 2020 and 2019, respectively. For the nine months ended September 30, 2020 we recognized $21.4 million of revenue related to utility rebilling to residents. This compares to revenue related to utility rebilling to residents of $19.5 million for the nine months ended September 30, 2019.

(b) Net income attributable to common shareholders includes an approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$34,957	$43,597	$94,718	$124,609
Real estate depreciation and amortization	87,974	83,437	267,985	244,908
Adjustments for unconsolidated joint ventures	2,404	2,245	6,933	6,736
Income allocated to non-controlling interests	1,276	1,225	3,661	3,549
Funds from operations	$126,611	$130,504	$373,297	$379,802

Less: recurring capitalized expenditures (b)	(22,299)	(20,242)	(55,906)	(51,063)

Adjusted funds from operations	$104,312	$110,262	$317,391	$328,739

PER SHARE DATA
Funds from operations - diluted	$1.25	$1.29	$3.69	$3.79
Adjusted funds from operations - diluted	1.03	1.09	3.14	3.28
Distributions declared per common share	0.83	0.80	2.49	2.40

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	101,203	100,819	101,162	100,129

PROPERTY DATA
Total operating properties (end of period) (c)	165	165	165	165
Total operating apartment homes in operating properties (end of period) (c)	56,383	56,271	56,383	56,271
Total operating apartment homes (weighted average)	49,158	48,801	49,081	48,441
(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
ASSETS
Real estate assets, at cost
Land	$1,216,942	$1,206,656	$1,206,130	$1,199,384	$1,158,342
Buildings and improvements	7,677,676	7,597,165	7,547,150	7,404,090	7,242,256
	8,894,618	8,803,821	8,753,280	8,603,474	8,400,598
Accumulated depreciation	(2,944,769)	(2,857,124)	(2,770,848)	(2,686,025)	(2,638,693)
Net operating real estate assets	5,949,849	5,946,697	5,982,432	5,917,449	5,761,905
Properties under development, including land	522,664	514,336	467,288	512,319	440,917
Investments in joint ventures	20,992	21,735	22,318	20,688	21,715
Total real estate assets	6,493,505	6,482,768	6,472,038	6,450,456	6,224,537
Accounts receivable – affiliates	20,152	21,432	20,344	21,833	23,170
Other assets, net (a)	217,534	211,823	196,544	248,716	238,014
Cash and cash equivalents	589,614	601,584	22,277	23,184	157,239
Restricted cash	3,918	4,093	4,367	4,315	5,686
Total assets	$7,324,723	$7,321,700	$6,715,570	$6,748,504	$6,648,646

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,225,799	$3,224,871	$2,606,876	$2,524,099	$2,432,137
Secured	—	—	—	—	45,250
Accounts payable and accrued expenses	183,654	167,453	156,841	171,719	170,689
Accrued real estate taxes	87,159	62,499	32,365	54,408	74,658
Distributions payable	84,137	84,138	84,112	80,973	80,764
Other liabilities (b)	177,967	172,172	164,052	215,581	187,367
Total liabilities	3,758,716	3,711,133	3,044,246	3,046,780	2,990,865

Equity
Common shares of beneficial interest	1,068	1,068	1,069	1,069	1,065
Additional paid-in capital	4,577,813	4,574,387	4,569,995	4,566,731	4,538,422
Distributions in excess of net income attributable to common shareholders	(737,556)	(689,809)	(623,570)	(584,167)	(599,615)
Treasury shares, at cost	(341,831)	(341,637)	(342,778)	(348,419)	(348,556)
Accumulated other comprehensive income (loss) (c)	(5,431)	(5,797)	(6,163)	(6,529)	(6,438)
Total common equity	3,494,063	3,538,212	3,598,553	3,628,685	3,584,878
Non-controlling interests	71,944	72,355	72,771	73,039	72,903
Total equity	3,566,007	3,610,567	3,671,324	3,701,724	3,657,781
Total liabilities and equity	$7,324,723	$7,321,700	$6,715,570	$6,748,504	$6,648,646

(a) Includes net deferred charges of:	$2,686	$3,031	$3,399	$3,658	$4,358

(b) Includes deferred revenues of:	$314	$344	$375	$408	$497

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$34,957	$43,597	$94,718	$124,609
Real estate depreciation and amortization	87,974	83,437	267,985	244,908
Adjustments for unconsolidated joint ventures	2,404	2,245	6,933	6,736
Income allocated to non-controlling interests	1,276	1,225	3,661	3,549
Funds from operations	$126,611	$130,504	$373,297	$379,802

Less: recurring capitalized expenditures	(22,299)	(20,242)	(55,906)	(51,063)

Adjusted funds from operations	$104,312	$110,262	$317,391	$328,739

Weighted average number of common shares outstanding:
EPS diluted	99,455	99,066	99,414	98,375
FFO/AFFO diluted	101,203	100,819	101,162	100,129

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Total Earnings Per Common Share - Diluted	$0.35	$0.44	$0.95	$1.26
Real estate depreciation and amortization	0.87	0.83	2.65	2.45
Adjustments for unconsolidated joint ventures	0.02	0.01	0.06	0.05
Income allocated to non-controlling interests	0.01	0.01	0.03	0.03
FFO per common share - Diluted	$1.25	$1.29	$3.69	$3.79

Less: recurring capitalized expenditures	(0.22)	(0.20)	(0.55)	(0.51)

AFFO per common share - Diluted	$1.03	$1.09	$3.14	$3.28

(a) Net income attributable to common shareholders includes an approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. The total COVID-19 Related Impact for the nine months ended September 30, 2020 was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.5 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses for the nine months ended September 30, 2020. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by COVID-19 for the nine months ended September 30, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

	4Q20	Range	2020	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.30	$0.36	$1.25	$1.31
Expected real estate depreciation and amortization	0.88	0.88	3.53	3.53
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.08	0.08
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.21	$1.27	$4.90	$4.96

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.
Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net income (a)	$36,220	$44,782	$98,198	$128,045
Less: Fee and asset management income	(2,542)	(2,139)	(7,449)	(5,849)
Less: Interest and other income	(1,948)	(1,485)	(2,602)	(2,114)
Less: (Income)/Loss on deferred compensation plans	(5,071)	(780)	(1,646)	(14,992)
Plus: Property management expense	5,894	6,154	18,360	18,904
Plus: Fee and asset management expense	1,018	1,316	2,681	4,022
Plus: General and administrative expense	12,726	13,458	40,350	40,027
Plus: Interest expense	24,265	20,719	67,454	60,538
Plus: Depreciation and amortization expense	90,575	85,814	275,237	250,734
Plus: Expense on deferred compensation plans	5,071	780	1,646	14,992
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(2,154)	(2,133)	(5,909)	(5,954)
Plus: Income tax expense	615	313	1,476	709
NOI (b) (c)	$164,669	$166,799	$487,414	$489,062

"Same Property" Communities	$144,737	$146,686	$437,678	$433,237
Non-"Same Property" Communities	20,072	17,413	61,279	47,588
Development and Lease-Up Communities	(354)	(11)	(739)	(13)
COVID-19 Related Impact (b) (c)	(444)	—	(13,614)	—
Dispositions/Other	658	2,711	2,810	8,250
NOI (b) (c)	$164,669	$166,799	$487,414	$489,062

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(c) We incurred approximately $0.4 million of COVID-19 expenses at our operating communities for the three months ended September 30, 2020 and $4.5 million for the nine months ending September 30, 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, income (loss) allocated to non-controlling interests, as well as direct COVID-19 Related Impact. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$34,957	$43,597	$94,718	$124,609
Plus: Interest expense	24,265	20,719	67,454	60,538
Plus: Depreciation and amortization expense	90,575	85,814	275,237	250,734
Plus: Income allocated to non-controlling interests	1,263	1,185	3,480	3,436
Plus: Income tax expense	615	313	1,476	709
Plus: COVID-19 Related Impact (b)	444	—	14,364	—
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(2,154)	(2,133)	(5,909)	(5,954)
Adjusted EBITDA	$149,965	$149,495	$450,438	$434,072
Annualized Adjusted EBITDA	$599,860	$597,980	$600,584	$578,763

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28 of the supplement, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Approximately $0.4 million and $14.4 million of the stated COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees, has been added back to the Adjusted EBITDA calculation for the three and nine months ended September 30, 2020, respectively.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended September 30,		the nine months ended September 30,
	2020	2019	2020	2019
Unsecured notes payable	$3,225,490	$2,431,858	$3,028,011	$2,278,843
Secured notes payable	—	45,322	—	120,933
Total debt	3,225,490	2,477,180	3,028,011	2,399,776
Less: Cash and cash equivalents	(536,520)	(124,936)	(367,113)	(117,855)
Net debt	$2,688,970	$2,352,244	$2,660,898	$2,281,921
Net Debt to Annualized Adjusted EBITDA:

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net debt	$2,688,970	$2,352,244	$2,660,898	$2,281,921
Annualized Adjusted EBITDA	599,860	597,980	600,584	578,763
Net Debt to Annualized Adjusted EBITDA	4.5x	3.9x	4.4x	3.9x